Black Knight, Inc.

Fourth Quarter and Full Year 2018 Financial Results

February 13, 2019

Black Knight Inc.

Confidential, Proprietary and/or Trade Secret | TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate.
© 12 February 2019 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.

Disclaimer Forward-Looking Statements This presentation contains forward-looking statements that involve a number of risks and uncertainties. Statements that are not historical facts, including statements regarding expectations, hopes, intentions or strategies regarding the future are forward-looking statements. Forward-looking statements are based on Black Knight management's beliefs, as well as assumptions made by, and information currently available to, them. Because such statements are based on expectations as to future financial and operating results and are not statements of fact, actual results may differ materially from those projected. Black Knight undertakes no obligation to update any forward-looking statements, whether as a result of new information, future events or otherwise. The risks and uncertainties that forward-looking statements are subject to include, but are not limited to: security breaches against our information systems; our ability to maintain and grow our relationships with our customers; changes to the laws, rules and regulations that affect our and our customers’ businesses; our ability to adapt our services to changes in technology or the marketplace; the effect of any potential defects, development delays, installation difficulties or system failures on our business and reputation; changes in general economic, business, regulatory and political conditions, particularly as they affect the mortgage industry; risks associated with the availability of data; the effects of our existing leverage on our ability to make acquisitions and invest in our business; our ability to successfully integrate strategic acquisitions; risks associated with our spin-off from Fidelity National Financial, Inc. (“FNF”), including limitations on our strategic and operating flexibility as a result of the tax-free nature of the spin-off; and other risks and uncertainties detailed in the “Statement Regarding Forward-Looking Information,” “Risk Factors” and other sections of our Annual Report on Form 10-K for the year ended December 31, 2017 and other filings with the Securities and Exchange Commission (“SEC”). Non-GAAP Financial Measures This presentation contains non-GAAP financial measures, including Adjusted Revenues, Adjusted EBITDA, Adjusted EBITDA Margin, Adjusted Net Earnings and Adjusted Net Earnings Per Share. These are important financial measures for us, but are not financial measures as defined by generally accepted accounting principles ("GAAP"). The presentation of this financial information is not intended to be considered in isolation of or as a substitute for, or superior to, the financial information prepared and presented in accordance with GAAP. We use these non-GAAP financial measures for financial and operational decision making and as a means to evaluate period-to-period comparisons. We believe these measures provide useful information about operating results, enhance the overall understanding of past financial performance and future prospects and allow for greater transparency with respect to key metrics used by management in its financial and operational decision making, including determining a portion of executive compensation. We also present these non-GAAP financial measures because we believe investors, analysts and rating agencies consider them useful in measuring our ability to meet our debt service obligations. By disclosing these non-GAAP financial measures, we believe we offer investors a greater understanding of, and an enhanced level of transparency into, the means by which our management operates the company. These non-GAAP financial measures are not measures presented in accordance with GAAP, and our use of these terms may vary from that of others in our industry. These non-GAAP financial measures should not be considered as an alternative to revenues, net earnings, net earnings per share or any other measures derived in accordance with GAAP as measures of operating performance or liquidity. We have not provided a reconciliation of forward-looking Adjusted Net Earnings Per Share and Adjusted EBITDA to the most directly comparable GAAP financial measures, due primarily to variability and difficulty in making accurate forecasts and projections of non-operating matters that may arise, as not all of the information necessary for a quantitative reconciliation is available to us without unreasonable effort. See the Appendix for further information. Adjusted Revenues and Adjusted EBITDA Margin for the Software Solutions and Data and Analytics segments are presented in conformity with Accounting Standards Codification Topic 280, Segment Reporting. These measures are reported to the chief operating decision maker for purposes of making decisions about allocating resources to the segments and assessing their performance. For these reasons, these measures are excluded from the definition of non-GAAP financial measures under the SEC's Regulation G and Item 10(e) of Regulation S-K. Confidential, Proprietary and/or Trade Secret Black Knight Inc. TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 2 © 12 February 2019 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.

Financial Highlights (GAAP) Metrics Fourth Quarter 2018 Full Year Revenues $285.4 million, +7% $1,114.0 million, +6% Net earnings attributable to $42.8 million $168.5 million Black Knight Net earnings per share attributable to Black Knight $0.29 $1.14 - diluted Confidential, Proprietary and/or Trade Secret Black Knight Inc. TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 3 © 12 February 2019 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.

Financial Highlights (Non-GAAP) Metrics(1) Fourth Quarter 2018 Full Year Adjusted Revenues $285.6 million, +6% $1,116.5 million, +6% Adjusted EBITDA $140.0 million, +6% $542.5 million, +7% Adjusted EBITDA Margin 49.0%, -10 bps 48.6%, +70 bps Adjusted Net Earnings $74.1 million, +31% $277.9 million, +33% Adjusted Net Earnings Per $0.50, +35% $1.87, +36% Share (1) See appendix for non-GAAP reconciliations Confidential, Proprietary and/or Trade Secret Black Knight Inc. TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 4 © 12 February 2019 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.

Software Solutions Adjusted Revenues ($ in millions) Full Year and Fourth Quarter Highlights . Servicing software solutions increased +6% Y/Y +6% Y/Y 7%, primarily driven by loan growth on growth growth our core servicing software solution $245.8 $231.2 $904.5 $962.0 from new and existing clients, higher average revenue per loan and new client wins . Origination software solutions increased 3% for the year and 4% for the quarter, primarily driven by growth Q4 2017 Q4 2018 FY 2017 FY 2018 in our loan origination system Adjusted EBITDA Margin (%) solutions, partially offset by the effect of lower refinance origination volumes +60 bps Y/Y +190 bps Y/Y . Adjusted EBITDA Margin expansion of expansion expansion 190 basis points for the year and 60 58.0% 58.6% 57.1% 59.0% basis points for the quarter Q4 2017 Q4 2018 FY 2017 FY 2018 Confidential, Proprietary and/or Trade Secret Black Knight Inc. TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 5 © 12 February 2019 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.

Data and Analytics Adjusted Revenues ($ in millions) Full Year and Fourth Quarter Highlights . Adjusted Revenues increased 7% for +2% Y/Y +7% Y/Y the quarter primarily driven by growth growth growth $154.5 in our portfolio analytics and multiple $39.8 $151.6 $37.2 listing service businesses . Adjusted EBITDA Margin expansion of 30 basis points for the year and 150 basis points for the quarter Q4 2017 Q4 2018 FY 2017 FY 2018 Adjusted EBITDA Margin (%) +150 bps Y/Y +30 bps Y/Y expansion expansion 26.9% 28.4% 25.3% 25.6% Q4 2017 Q4 2018 FY 2017 FY 2018 Confidential, Proprietary and/or Trade Secret Black Knight Inc. TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 6 © 12 February 2019 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.

Debt Summary ($ in millions) As of 12/31/18 Maturity Interest Rate Cash and Cash Equivalents $ 20 Revolver ($750mm) 83 2023 LIBOR + 150bps Term A Loan 1,234 2023 LIBOR + 150bps Other 33 2020 0.00% Total Long-term Debt(1) $1,350 Net Debt $1,330 LTM 12/31/18 Adjusted EBITDA(2) $ 542.5 Total Debt / LTM Adjusted EBITDA 2.5x Net Debt / LTM Adjusted EBITDA 2.5x (1) Excludes debt issuance costs and discount (2) See appendix for non-GAAP reconciliations Confidential, Proprietary and/or Trade Secret Black Knight Inc. TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 7 © 12 February 2019 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.

Full Year 2019 Financial Guidance Financial Metric Guidance Revenues $1,177 million to $1,199 million Adjusted Revenues $1,178 million to $1,200 million Adjusted EBITDA $581 million to $598 million Adjusted Net Earnings Per Share $1.90 to $2.00 Full year 2019 guidance is based upon the following estimates and assumptions: . Interest expense of ~$68 million to $70 million . Depreciation and amortization expense of ~$135 million (excluding incremental depreciation and amortization expense resulting from purchase accounting) . Effective tax rate of ~26% . CAPEX of ~$105 million Confidential, Proprietary and/or Trade Secret Black Knight Inc. TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 8 © 12 February 2019 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.

Appendix Confidential, Proprietary and/or Trade Secret Black Knight Inc. TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 9 © 12 February 2019 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.

Non-GAAP Financial Measures Adjusted Revenues – We define Adjusted Revenues as Revenues adjusted to include the revenues that were not recorded by Black Knight during the periods presented due to the deferred revenue purchase accounting adjustment recorded in accordance with GAAP. These adjustments are reflected in Corporate and Other. Adjusted EBITDA – We define Adjusted EBITDA as Net earnings, with adjustments to reflect the addition or elimination of certain statement of earnings items including, but not limited to: (i) Depreciation and amortization; (ii) Impairment charges; (iii) Interest expense, net; (iv) Income tax expense (benefit); (v) Other (expense) income, net; (vi) deferred revenue purchase accounting adjustment; (vii) equity-based compensation, including related payroll taxes; (viii) costs associated with debt and/or equity offerings, including the spin- off of Black Knight from FNF (the “Distribution”); (ix) spin-off related transition costs; (x) acquisition-related costs, including ongoing costs pursuant to a purchase agreement; and (xi) costs associated with executive transition. These adjustments are reflected in Corporate and Other. Adjusted EBITDA Margin – Adjusted EBITDA Margin is calculated by dividing Adjusted EBITDA by Adjusted Revenues. Adjusted Net Earnings – We define Adjusted Net Earnings as Net earnings with adjustments to reflect the addition or elimination of certain statement of earnings items including, but not limited to: (i) the net incremental depreciation and amortization adjustments associated with the application of purchase accounting; (ii) deferred revenue purchase accounting adjustment; (iii) equity-based compensation, including related payroll taxes; (iv) costs associated with debt and/or equity offerings, including the Distribution; (v) spin- off related transition costs; (vi) acquisition-related costs, including ongoing costs pursuant to a purchase agreement; (vii) costs associated with executive transition; (viii) significant legal and regulatory matters; and (ix) adjustment for income tax primarily related to assuming the conversion of all the shares of Class B common stock into shares of Class A common stock prior to the Distribution, the tax effect of the non-GAAP adjustments, the revaluation of our net deferred tax liability related to purchase accounting, equity-based compensation and debt modifications and the deferred tax revaluation adjustment as a result of the Tax Cuts and Jobs Act of 2017 (the “Tax Reform Act”). Adjusted Net Earnings Per Share – Adjusted Net Earnings Per Share is calculated by dividing Adjusted Net Earnings by the diluted weighted average shares of common stock outstanding. For the periods prior to the Distribution, the denominator includes the effect of assuming the exchange of all shares of Class B common stock into shares of Class A common stock at the beginning of the respective period. Confidential, Proprietary and/or Trade Secret Black Knight Inc. TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 10 © 12 February 2019 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.

Non-GAAP Reconciliations: Adjusted Revenues Three months ended Year ended December 31, December 31, (in millions) 2018 2017 2018 2017 Revenues $ 285.4 $ 267.5 $ 1,114.0 $ 1,051.6 Deferred revenue purchase accounting adjustment 0.2 0.9 2.5 4.5 Adjusted Revenues $ 285.6 268.4 $ 1,116.5 $ 1,056.1 Confidential, Proprietary and/or Trade Secret Black Knight Inc. TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 11 © 12 February 2019 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.

Non-GAAP Reconciliations: Adjusted EBITDA Three months ended Year ended December 31, December 31, (in millions) 2018 2017 2018 2017 Net earnings $ 42.8 $ 147.2 168.5 $ 254.2 Depreciation and amortization 58.0 52.3 217.0 206.5 Interest expense, net 12.6 12.7 51.7 57.5 Income tax expense (benefit) 7.3 (86.1) 37.7 (61.8) Other expense (income), net 0.7 (4.5) 7.1 12.6 EBITDA 121.4 121.6 482.0 469.0 Deferred revenue purchase accounting adjustment 0.2 0.9 2.5 4.5 Equity-based compensation 17.6 4.8 51.4 19.2 Debt and/or equity offering expenses — 1.7 0.7 7.5 Spin-off related transition costs — 2.9 2.2 5.6 Acquisition-related costs 0.7 — 1.3 — Executive transition costs 0.1 — 2.4 — Adjusted EBITDA $ 140.0 $ 131.9 $ 542.5 $ 505.8 Adjusted EBITDA Margin (%) 49.0% 49.1% 48.6% 47.9% Confidential, Proprietary and/or Trade Secret Black Knight Inc. TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 12 © 12 February 2019 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.

Non-GAAP Reconciliation: Adjusted Net Earnings Three months ended Year ended December 31, December 31, (in millions, except per share data) 2018 2017 2018 2017 Net earnings $ 42.8 $ 147.2 $ 168.5 $ 254.2 Depreciation and amortization purchase accounting adjustment 24.5 24.0 90.6 92.2 Deferred revenue purchase accounting adjustment 0.2 0.9 2.5 4.5 Equity-based compensation 17.6 4.8 51.4 19.2 Debt and/or equity offering expenses — 1.6 6.5 20.1 Spin-off related transition costs — 3.1 2.4 5.8 Acquisition-related costs 0.7 — 1.3 — Executive transition costs 0.1 — 2.4 — Legal and regulatory matters 0.3 (4.3) 0.8 (0.3) Income tax expense adjustment (12.1) (9.8) (48.5) (75.2) Tax Reform Act adjustment — (110.9) — (110.9) Adjusted Net Earnings $ 74.1 $ 56.6 $ 277.9 $ 209.6 Adjusted Net Earnings Per Share $ 0.50 $ 0.37 $ 1.87 $ 1.38 Weighted Average Adjusted Shares Outstanding 148.2 151.6 148.2 152.4 Confidential, Proprietary and/or Trade Secret Black Knight Inc. TM SM ® Trademark(s) of Black Knight IP Holding Company, LLC, or an affiliate. 13 © 12 February 2019 Black Knight Financial Technology Solutions, LLC. All Rights Reserved.